UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of Earliest event reported): May 7, 1999

                       Commission File Number: 33-11986-LA

                             STEIN'S HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)

      Nevada                                              88-022660
      ------                                              ---------
(State or other jurisdiction of                           (IRS Employer
 incorporation or organization)                           Identification Number)

       21800 Oxnard Street Suite 440, Woodland Hills CA 91367 (Address of
       ------------------------------------------------------------------
                     principal executive offices)(Zip Code)

Company's telephone number, including area code: (818) 598-6780

ITEM 1. Changes in Control of Registrant

      On March 31, 1999, the Registrant (the "Company"), formerly known as "Vegas Ventures, Inc." and "TeleMall Communications, Inc.", entered into an Agreement and Plan of Reorganization (the "Agreement") to acquire Multi-Source Capital, Ltd. ("MSC"), a Colorado corporation. As a condition to completing that acquisition, the Company's shareholders approved a 200-to-1 reverse stock split and changed the Company's name to "Stein's Holdings, Inc." MSC is a company engaged in web design, through a wholly owned subsidiary, 20/20 Web Design, Inc., import/export, business consulting and related services. Also, MSC has an agreement with College Connection, Inc. dba Stein's Bakery, Inc. in Lewisville, Texas to acquire its bakery operations. As part of that proposed acquisition, MSC has to raise $1,200,000 to pay off certain liabilities of the bakery. MSC assigned that contract to the Company as part of its acquisition.

      MSC transferred assets, consisting mostly of cash and freely trading securities totaling approximately $530,000, to the Company in exchange for the issuance of 4,247,754 shares of the Company's stock to the MSC shareholders. As part of this transaction, two of the former Board members, Mr. Wells and Mr. Savage, resigned. The size of the Board was increased to five and four new directors were appointed to the Board. These four new directors are Randy Sutton, Irving M. Einhorn, Christopher Burnell and James Smith.

ITEM 2. Acquisition or Disposition of Assets.

      See discussion above in Item 1.

ITEM 7. Financial Statements and Exhibits.

      (A) Financial Statements and Schedules

      The following financial statements and schedules are filed as part of this report:

      Pro Forma Condensed Consolidated Balance Sheet
      Pro Forma Condensed Consolidated Statement of Income
      Multi-Source Capital, Ltd. Financial Statements for the years ended December 31, 1998 and 1997 including:
      Independent Auditor's Report
      Balance Sheet
      Statement of Income
      Statement of Changes in Stockholders' Equity
      Statement of Cash Flows
      Notes to Financial Statements

      (B) List of Exhibits

      The following exhibits are filed with this report.

      Financial Statements.
      Agreement and Plan of Reorganization.

April 15, 2000                          STEIN'S HOLDINGS, INC.


                                        /s/ Shahram Khial, Ph.D.
                                        ----------------------------------------
                                        Shahram Khial, President, Director

                             STEIN'S HOLDINGS, INC.
                    (FORMERLY TELEMALL COMMUNICATIONS, INC.)
                         PRO FORMA FINANCIAL STATEMENTS

In May, 1999, the company completed a merger with Multi-Source Capital Ltd. by exchanging 4,247,754 shares of Section 144 restricted common stock for 100% of the outstanding shares of Multi-Source Capital Ltd.

The acquisition will be accounted for as a pooling of interest with the assets and liabilities recorded at book values.

The accompanying condensed consolidated financial statements illustrate the effect of the acquisition ("Pro Forma") on the company's financial position and results of operations. The condensed consolidated balance sheet as of December 31, 1998 is based on the historical balance sheets of the company and Multi-Source Capital Ltd. as of that date and assumes the acquisition took place on that date. The condensed consolidated statement of income for the year ended December 31, 1998 is based on the historical statements of income of the company and Multi-Source Capital Ltd. The pro forma condensed consolidated statement of income assumes the acquisition took place on January 1, 1999.

The pro forma condensed consolidated financial statements may not be indicative of the actual results of the acquisition.

The accompanying condensed consolidated pro forma financial statements should be read in connection with the historical financial statements of the company and Multi-source Capital Ltd.

                             STEIN'S HOLDINGS, INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 1998
                                   (UNAUDITED)

                                         Stein's   Multi-Source
                                       Holdings,   Capital Ltd.                   Pro
            ASSETS                        Inc.         Ltd.      Adjustments     Forma
                                       ----------   ----------   ----------   ----------
Current Assets
   Cash and cash equivalents           $        0   $   41,487   $        0   $   41,487
   Trading securities                     500,000      570,526            0    1,070,526
   Inventory                            3,101,061            0            0    3,101,061
                                       ----------   ----------   ----------   ----------

     TOTAL CURRENT ASSETS               3,601,061      612,013            0    4,213,074

Property and Equipments, Net                    0        6,631            0        6,631

Other Assets                            1,500,000        1,026            0    1,501,026
                                       ----------   ----------   ----------   ----------

     TOTAL ASSETS                      $5,101,061   $  619,670   $        0   $5,720,731
                                       ==========   ==========   ==========   ==========

            LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
   Accounts payable                    $  290,687   $   32,020   $        0   $  322,707
   Margin accounts payable                      0       40,168            0       40,168
   Payroll taxes payable                        0        1,197            0        1,197
   Income taxes payable                         0       16,505            0       16,505
   Notes payable                           41,000            0            0       41,000
                                       ----------   ----------   ----------   ----------

     TOTAL CURRENT
      LIABILITIES                         331,687       89,890            0      421,577

STOCKHOLDERS' EQUITY                    4,769,374      529,780            0    5,299,154
                                       ----------   ----------   ----------   ----------

     TOTAL LIABILITIES AND
      STOCKHOLDERS' EQUITY             $5,101,061   $  619,670   $        0   $5,720,731
                                       ==========   ==========   ==========   ==========

                             STEIN'S HOLDINGS, INC.
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                   (UNAUDITED)

                               Stein's   Multi-Source
                             Holdings,   Capital Ltd.                   Pro
                                Inc.         Ltd.      Adjustments     Forma
                             ----------   ----------   ----------   ----------

REVENUES                     $        0   $  259,031   $        0   $  259,031

GENERAL AND ADMINISTRATIVE
  EXPENSES                            0      185,230            0      185,230
                             ----------   ----------   ----------   ----------

INCOME BEFORE INCOME TAXES            0       73,801            0       73,801

INCOME TAXES                          0       17,163            0       17,163
                             ----------   ----------   ----------   ----------

NET INCOME                   $        0   $   56,638   $        0   $   56,638
                             ==========   ==========   ==========   ==========

EARNINGS PER COMMON SHARE    $        0                             $      .01
                             ==========                             ==========

WEIGHTED AVERAGE NUMBER
 OF SHARES OUTSTANDING        4,354,630                              4,354,630
                             ==========                             ==========

                            MULTI-SOURCE CAPITAL LTD.

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 1998

                                TABLE OF CONTENTS

                                                                        Page No.
                                                                        --------

INDEPENDENT AUDITORS' REPORT ...................................            1

FINANCIAL STATEMENTS

   Balance Sheet................................................            2

   Statement of Income..........................................            3

   Statement of Changes in Stockholders' Equity.................            4

   Statement of Cash Flows......................................          5 - 6

   Notes to Financial Statements................................          7 - 11

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders
Multi-Source Capital Ltd.
Woodland Hills, California

We have audited the balance sheet of Multi-Source Capital Ltd. (A Colorado Corporation) as of December 31, 1998, and the related statements of income, changes in stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Multi-Source Capital Ltd. as of December 31, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


Moffitt & Company, P.C.
Scottsdale, Arizona

October 28, 1999

                            MULTI-SOURCE CAPITAL LTD.
                                  BALANCE SHEET
                                DECEMBER 31, 1998

                                     ASSETS

CURRENT ASSETS
   Cash and cash equivalents                              $  41,487
   Trading securities                                       570,526
                                                          ---------

      TOTAL CURRENT ASSETS                                             $ 612,013

PROPERTY AND EQUIPMENT                                                     6,631

OTHER ASSETS
   Unamortized organization costs                                          1,026
                                                                       ---------

      TOTAL ASSETS                                                     $ 619,670
                                                                       =========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
   Accounts payable, trade                                $   9,520
   Accounts payable, Tisa Capital Corp.                      22,500
   Margin accounts payable                                   40,168
   Payroll taxes payable                                      1,197
   Income taxes payable                                      16,505
                                                          ---------

      TOTAL CURRENT LIABILITIES                                        $  89,890

STOCKHOLDERS' EQUITY
   Convertible preferred stock, Class A, $.01 par value;
      10,000,000 shares authorized
      230,000 shares issued and outstanding                   2,300
   Common stock, par value $.001 per share
      100,000,000 shares authorized
      133,865 shares issued and outstanding                     134
   Paid in capital in excess of par value of stock          560,986
   Retained earnings (deficit)                              (33,640)
                                                          ---------

      TOTAL STOCKHOLDERS' EQUITY                                         529,780
                                                                       ---------

      TOTAL LIABILITIES AND STOCKHOLDERS'
       EQUITY                                                          $ 619,670
                                                                       =========

            See Accompanying Notes and Independent Auditors' Report.

                            MULTI-SOURCE CAPITAL LTD.
                               STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1998

REVENUE
   Realized and unrealized gains on trading securities   $  252,340
   Dividends and interest                                     4,501
   Website design                                             2,190
                                                         ----------

        TOTAL REVENUES                                                $  259,031

GENERAL AND ADMINISTRATIVE EXPENSES                                      185,230
                                                                      ----------

INCOME BEFORE INCOME TAXES                                                73,801

INCOME TAXES                                                              17,163
                                                                      ----------

NET INCOME                                                            $   56,638
                                                                      ==========

NET INCOME  PER COMMON SHARE

   Basic                                                              $      .65
                                                                      ----------

   Diluted                                                            $      .24
                                                                      ----------

WEIGHTED AVERAGE NUMBER OF COMMON
   SHARES

   Basic                                                                  86,559
                                                                      ----------

   Diluted                                                             2,361,559
                                                                      ----------

            See Accompanying Notes and Independent Auditors' Report.

                            MULTI-SOURCE CAPITAL LTD.
                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                              Class A
                                          Preferred Stock              Common Stock
                                    -------------------------   --------------------------
                                       Shares        Amount        Shares         Amount
                                    -----------   -----------   -----------    -----------
BALANCE, JANUARY 1, 1998                      0   $         0             0    $         0

RESTRICTED SHARES ISSUED
   FOR CASH @ $.0025 PER SHARE                0             0     6,000,000          6,000

SHARES ISSUED TO OFFICERS
   AND DIRECTORS FOR SERVICES                 0             0       300,000            300

SALE OF COMMON STOCK
   PURSUANT TO PRIVATE
   OFFERING @ $5.00 PER SHARE,
   NET OF SHARES REPURCHASED                  0             0        93,636             94

COSTS INCURRED FOR PRIVATE
   PLACEMENT                                  0             0             0              0

REPURCHASE OF SHARES,
      FROM OFFICERS                           0             0    (4,000,000)        (4,000)

COMMON STOCK AND REINVEST-
   MENT OF DIVIDENDS                          0             0        40,229             33

CASH DIVIDENDS PAID                           0             0             0              0

ISSUANCE OF COMMON STOCK FOR
   SERVICES BY TISA CAPITAL CORP.             7

TRANSFER OF COMMON STOCK TO
   CLASS A PREFERRED                    230,000         2,300    (2,300,000)        (2,300)

NET INCOME FOR THE YEAR
   ENDED DECEMBER 31, 1998                    0             0             0              0
                                    -----------   -----------   -----------    -----------

                                        230,000   $     2,300       133,865    $       134
                                    ===========   ===========   ===========    ===========

            See Accompanying Notes and Independent Auditors' Report.

                                                      Paid in
                                                      Capital
                                                     in Excess
                                                      of Par        Retained
                                                  Value of Stock    Earnings
                                                  --------------   ---------

BALANCE, JANUARY 1, 1998                             $       0        $  (3,264)

RESTRICTED SHARES ISSUED
   FOR CASH @ $.0025 PER SHARE                           9,000                0

SHARES ISSUED TO OFFICERS
   AND DIRECTORS FOR SERVICES                              450                0

SALE OF COMMON STOCK
   PURSUANT TO PRIVATE
   OFFERING @ $5.00 PER SHARE,
   NET OF SHARES REPURCHASED                           468,086                0

COSTS INCURRED FOR PRIVATE
   PLACEMENT                                            (3,125)               0

REPURCHASE OF SHARES,
      FROM OFFICERS                                     (6,000)               0

COMMON STOCK AND REINVEST-
   MENT OF DIVIDENDS                                    58,582          (52,128)

CASH DIVIDENDS PAID                                          0          (34,886)

ISSUANCE OF COMMON STOCK FOR
   SERVICES BY TISA CAPITAL CORP.                       33,993                0

TRANSFER OF COMMON STOCK TO
   CLASS A PREFERRED                                         0                0

NET INCOME FOR THE YEAR
   ENDED DECEMBER 31, 1998                                   0           56,638
                                                     ---------        ---------

                                                     $ 560,986        $ (33,640)
                                                     =========        =========

            See Accompanying Notes and Independent Auditors' Report.

                            MULTI-SOURCE CAPITAL LTD.
                             STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                            $  56,638
   Adjustments to reconcile net income to net cash
      provided by operating activities:
         Depreciation and amortization                       1,812
         Common stock issued for services                   34,750
   Increases (decreases) in:
      Trading securities                                  (570,526)
      Accounts payable, trade                                6,256
      Accounts payable, Tisa Capital Corp.                  22,500
      Payroll taxes payable                                  1,197
      Income taxes payable                                  16,505
                                                         ---------

      NET CASH FLOWS (USED) BY OPERATING
         ACTIVITIES                                                   $(430,868)

CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchase of property and equipment                       (8,157)
                                                         ---------

      NET CASH FLOWS (USED) BY INVESTING
         ACTIVITIES                                                      (8,157)

CASH FLOWS FROM FINANCING ACTIVITIES:
   Net borrowing on margin accounts payable                 40,168
   Issuance of common stock for cash, net                  475,230
   Dividends paid                                          (34,886)
                                                         ---------

      NET CASH FLOWS PROVIDED BY FINANCING
         ACTIVITIES                                                     480,512
                                                                      ---------

NET INCREASE IN CASH                                                     41,487

CASH BALANCE, JANUARY 1, 1998                                                 0
                                                                      ---------

CASH BALANCE, DECEMBER 31, 1998                                       $  41,487
                                                                      =========

            See Accompanying Notes and Independent Auditors' Report.

                            MULTI-SOURCE CAPITAL LTD.
                      STATEMENTS OF CASH FLOWS (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 1998

SUPPLEMENTARY DISCLOSURE OF
   CASH FLOW INFORMATION

   Cash paid for:

       Interest                                                          $ 5,480
                                                                         =======

       Taxes                                                             $   600
                                                                         =======

NON CASH INVESTING AND FINANCING
   ACTIVITIES

       Common stock issued for services                                  $   750
                                                                         =======

       Common stock issued for services to
          Tisa Capital Corp.                                             $34,000
                                                                         =======

            See Accompanying Notes and Independent Auditors' Report.

                            MULTI-SOURCE CAPITAL LTD.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998

NOTE 1 SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES

      Nature of Business

      Multi-Source Capital Ltd. was organized on August 11, 1997, under the laws of the state of Colorado for the purpose to carry on any lawful business pursuant to the Colorado Business Corporation Act. The company's main activities and sources of income are derived from daily trading in the stock and commodities markets.

      Method of Accounting

      The company has adopted the accrual method of accounting which requires that sales of securities be recorded on the "trade date" and payables be recorded when incurred regardless of when paid.

      Trading Securities

      The company has adapted Statement of Financial Accounting Standards No.
      115. This statement requires that trading securities be recorded as follows:

            A. Balance sheet - recorded at fair market value as a current asset.

            B. Unrealized holding gains and losses - included in the statement of income as current earnings.

            C. Dividends and interest income - included in the statement of income as current earnings.

            D. Cash flows from purchase, sales, and maturities of trading securities shall be classified as cash flows from operating activities.

      Accounting Estimates

      Management uses estimates and assumptions in preparing financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were used.

      Cash and Cash Equivalents

      For purposes of the statement of cash flows, the company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

            See Accompanying Notes and Independent Auditors' Report.

                            MULTI-SOURCE CAPITAL LTD.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998

NOTE 1 SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES (CONTINUED)

      Property and Equipment

      Property and equipment are stated at cost. Major renewals and improvements are charged to the asset accounts while replacements, maintenance and repairs, which do not improve or extend the lives of the respective assets, are expensed. At the time property and equipment are retired or otherwise disposed of, the asset and related accumulated depreciation accounts are relieved of the applicable amounts. Gains or losses from retirements or sales are credited or charged to income.

      The company depreciates its property and equipment for financial reporting purposes using the straight-line method based upon the following useful lives of the assets:

            Computer hardware                                            5 years
            Computer software                                            3 years

      Disclosure About Fair Value of Financial Instruments

      The company has financial instruments, none of which are held for trading purposes. The company estimates that the fair value of all financial instruments at September 30, 1999 as defined in FASB 107, does not differ materially from the aggregate carrying values of its financial instruments recorded in the accompanying balance sheet. The estimated fair value amounts have been determined by the company using available market information and appropriate valuation methodologies. Considerable judgement is required in interpreting market data to develop the estimates of fair value, and accordingly, the estimates are not necessarily indicative of the amounts that the company could realize in a current market exchange.

      Compensated Absences

      Employees of the corporation are entitled to paid vacations, sick days and other time off depending on job classification, length of service and other factors. It is impractical to estimate the amount of compensation for future absences and, accordingly, no liability has been recorded in the accompanying financial statements. The corporation's policy is to recognize the costs of compensated absences when paid to employees.

      Income Taxes

      Provisions for income taxes are based on taxes payable or refundable for the current year and deferred taxes on temporary differences between the amount of taxable income and pretax financial income and between the tax bases of assets and liabilities and their reported amounts in the financial statements. Deferred tax assets and liabilities are included in the financial

            See Accompanying Notes and Independent Auditors' Report.

                            MULTI-SOURCE CAPITAL LTD.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998

NOTE 1 SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES (CONTINUED)

      Income Taxes (Continued)

      statements at currently enacted income tax rates applicable to the period in which the deferred tax assets and liabilities are expected to be realized or settled as prescribed in FASB Statement No. 109, Accounting for Income Taxes. As changes in tax laws or rate are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes.

      Net Earnings Per Share

      The company adapted Statement of Financial Accounting Standards No. 128 that requires the reporting of both basic and diluted earnings per share. Basic earnings per share is computed by dividing net income available to common shareowners by the weighted average number of common shares outstanding for the period. Diluted earnings per share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock.

NOTE 2 PROPERTY AND EQUIPMENT

      Property and equipment and accumulated depreciation consisted of:

            Computer hardware                                             $3,372
            Computer software                                              4,785
                                                                          ------
                                                                           8,157
            Less accumulated depreciation                                  1,526
                                                                          ------

                       Total property and equipment                       $6,631
                                                                          ======

      The depreciation expense for the year ended December 31, 1998 is $1,526.

NOTE 3 INCOME TAXES

            Income from operations before income taxes                   $68,193
                                                                         -------

            The provision for income taxes is estimated as follows:
                   Currently payable                                     $15,065
                                                                         -------
                   Deferred receivable                                   $ 2,098
                                                                         -------

                                          Total                          $17,163
                                                                         =======

            A  reconciliation of the provision for income taxes
               compared with the amounts at the U.S. Federal
               statutory rate was as follows:
                   Tax at U.S. Federal statutory income
                      tax rate                                           $17,163
                                                                         =======

            See Accompanying Notes and Independent Auditors' Report.

                            MULTI-SOURCE CAPITAL LTD.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998

NOTE 3 INCOME TAXES (CONTINUED)

      Deferred income tax assets and liabilities reflect the
         impact of temporary differences between amounts of
         assets and liabilities for financial reporting
         purposes and the basis of such assets and liabilities
         as measured by tax laws. The net deferred liability is        $   2,098
                                                                       =========

      Temporary differences that give use to deferred tax assets and liabilities included the following:

                                                            Deferred Tax
                                                         -------------------
                                                         Assets  Liabilities
                                                         ------  -----------

      Property and equipment
         Related                                         $    0     $2,098
      Valuation allowance                                     0          0
                                                         ------     ------

         Total deferred taxes                            $    0     $2,098
                                                         ======     ======

      Balance, January 1, 1998                                      $  615

      Application of allowance for year ended
         December 31, 1998                                             615
                                                                    ------

      Balance, December 31, 1998                                    $    0
                                                                    ======

NOTE 4 INTEREST

      The company incurred interest expense for the year ended December 31, 1998 of $5,480

NOTE 5 RENT

      The company rents its facilities on a month to month basis from an affiliated company. The rent expense for the year ended December 31, 1998 was $20,633.

NOTE 6 CONVERTIBLE PREFERRED STOCK

      No rights or preferences have been assigned to the preferred stock except for the convertible privilege.

            See Accompanying Notes and Independent Auditors' Report.

                            MULTI-SOURCE CAPITAL LTD.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998

NOTE 7 PRIVATE PLACE OF STOCK

      The company offered for sale 200,000 shares of $.001 par value common stock for $5.00 per share pursuant to Rule 504 of Regulation D of the Securities Act of 1933, as amended. The company sold 93,636 shares for a net proceeds of $464,961 after deducting offering costs of $3,125.

NOTE 8 CONSULTING SERVICES WITH TISA CAPITAL CORP.

      The consulting fees to TISA Capital Corp., a related entity, were $81,500 for 1998 as follows:

            Cash                                             $25,000
            Stock                                             34,000
            Account payable at December 31, 1998              22,500
                                                             -------

                                                             $81,500
                                                             =======

NOTE 9 MERGER WITH STEIN HOLDINGS, INC.

      On June 1, 1999, the company merged with Stein Holdings, Inc., a Nevada corporation. The stockholders of Multi-Source Capital Ltd. received 4,247,754 shares of Stein Holdings, Inc. Multi-Source Capital Ltd. was liquidated and Stein Holdings, Inc. became the successor company.

      The merger was accounted for as a reverse acquisition which requires that the net assets of Multi-Source Capital Ltd. be transferred to Stein Holdings, Inc. at book value and the statement of income include the operations of both companies from the beginning of their fiscal years which was January 1, 1999 for both companies.

      Pro-forma financial information for the period from January 1, 1999 to June 1, 1999 is not presented as Stein Holdings Inc. was an inactive shell corporation and had no activity.

            See Accompanying Notes and Independent Auditors' Report.

                            MULTI-SOURCE CAPITAL LTD.

                              FINANCIAL STATEMENTS

                                      with

                          INDEPENDENT AUDITORS' REPORT

                                 June 30, 1998

                                  Prepared by:

                           Cordovano and Harvey, P.C.
                          Certified Public Accountants
                                Denver, Colorado

                            MULTI-SOURCE CAPITAL LTD.

                          Index to Financial Statements

                                                                            Page
                                                                            ----

Independent auditor's report .............................................   F-2

Balance sheets ...........................................................   F-3

Statements of operations and retained deficit ............................   F-4

Statements of changes in shareholder's equity (deficit) ..................   F-5

Statements of cash flows .................................................   F-6

Summary of significant accounting policies ...............................   F-7

Notes to financial statements ............................................   F-9

Cordovano and Harvey, P.C.                          Certified Public Accountants
--------------------------------------------------------------------------------
                                                    201 Steele Street
                                                    Suite 300
                                                    Denver, Colorado 80206
                                                    (303) 329-0220 Phone
                                                    (303) 316-7493 Fax

--------------------------------------------------------------------------------

To the Board of Directors and Shareholders
Multi-Source Capital Ltd.

                          INDEPENDENT AUDITORS' REPORT

We have audited the balance sheet of Multi-Source Capital Ltd. As of June 30, 1998 and December 31, 1997, and the related statements of operations, shareholders' equity, and cash flows for the six months ended June 30, 1998 and the period from August 11, 1997 (inception) through December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted audited standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Multi-Source Capital Ltd. as of June 30, 1998 and December 31, 1997, and the results of its operations and its cash flows for the six months ended June 30, 1998 and the period from August 11, 1997 (inception) through December 31, 1997, in conformity with generally accepted accounting principles.


Cordovano and Harvey, P.C.
Denver, Colorado
August 7, 1998

                            MULTI-SOURCE CAPITAL LTD.

                                 BALANCE SHEETS

                                     ASSETS

                                                                              June 30,   December 31,
                                                                               1998         1997
                                                                             ---------   ------------
CURRENT ASSETS
     Cash, including money market funds of $345,169 an $-0-, respectively    $ 358,320    $      --
     Marketable securities (Note C) ......................................     129,742           --
                                                                             ---------    ---------
                                    TOTAL CURRENT ASSETS .................     488,062           --

EQUIPMENT, less accumulated depreciation of $634 .........................       8,880           --
                                                                             ---------    ---------

                                                                             $ 496,942    $      --
                                                                             ---------    ---------

                 LIABILITIES AND SHAREHOLDER'S EQUITY (DEFICIT)

CURRENT LIABILITIES
     Accounts payable ....................................................   $     829    $   1,432
     Accounts payable, related party (Note B) ............................          --        1,832
     Accrued expenses ....................................................       3,444           --
     Dividends payable (Note E) ..........................................       3,967           --
     Income taxes payable ................................................      19,041           --
                                                                             ---------    ---------
                           TOTAL CURRENT LIABILITIES .....................      27,281        3,264
                                                                             ---------    ---------

SHAREHOLDERS' EQUITY (DEFICIT) (Note E)
     Preferred stock, $.01 par value; 10,000,000 shares authorized;
       -0- shares issued and outstanding .................................          --           --
     Common stock, $.001 par value; 100,000,000 shares authorized;
       4,402,838 shares issued and outstanding ...........................       4,403           --
     Additional paid-in capital ..........................................     522,371           --
     Retained deficit ....................................................     (57,113)      (3,264)
                                                                             ---------    ---------
         TOTAL SHAREHOLDERS' EQUITY (DEFICIT) ............................     469,661       (3,264)
                                                                             ---------    ---------

                                                                             $ 496,942    $      --
                                                                             ---------    ---------

          See accompanying summary of significant accounting policies and notes to the financial statements.

                            MULTI-SOURCE CAPITAL LTD.

                  STATEMENTS OF OPERATIONS AND RETAINED DEFICIT

                                                                        August 11, 1997
                                                            For the six   (inception)
                                                           Months ended     through
                                                             June 30,     December 31,
                                                               1998           1997
                                                           ------------ ---------------
REVENUES
     Securities trading gains and losses, net (Note C) .   $    53,753    $        --
                                                           -----------    -----------

EXPENSES
     Salary and payroll taxes ..........................        11,686             --
                                                           -----------    -----------
     Consulting, related party (Note B) ................        25,000             --
                                                           -----------    -----------
     Compensation (Note B) .............................           300             --
                                                           -----------    -----------
     Rent, related party (Note B) ......................         8,843          1,832
                                                           -----------    -----------
     Telephone .........................................         2,421             --
                                                           -----------    -----------
     Other .............................................        16,109          1,432
                                                           -----------    -----------
        TOTAL EXPENSES .................................        64,359          3,264
                                                           -----------    -----------
        LOSS FROM OPERATIONS ...........................       (10,606)        (3,264)
                                                           -----------    -----------

NON-OPERATING INCOME AND (EXPENSE)
     Interest and dividend income ......................         1,053             --
     Interest expense ..................................          (255)            --
                                                           -----------    -----------
        LOSS BEFORE INCOME TAX .........................        (9,808)        (3,264)

INCOME TAX BENEFIT (EXPENSE) (Note D)
     Current income tax expense ........................       (19,041)          (465)
     Deferred income tax benefit (expense) .............            --            465
                                                           -----------    -----------

        NET LOSS .......................................       (28,849)        (3,264)

RETAINED DEFICIT, BEGINNING OF PERIOD ..................        (3,264)            --
DIVIDENDS DISTRIBUTED TO COMMON SHAREHOLDERS ...........       (25,000)            --
                                                           -----------    -----------
RETAINED DEFICIT, END OF PERIOD ........................   $   (57,113)   $    (3,264)
                                                           -----------    -----------
BASIC EARNINGS PER COMMON SHARE ........................   $        *     $        --
                                                           -----------    -----------
BASIC WEIGHTED AVERAGE COMMON SHARES OUTSTANDING .......     4,057,931             --
                                                           -----------    -----------

*Less than $.01 per share

          See accompanying summary of significant accounting policies and notes to the financial statements.

                            MULTI-SOURCE CAPITAL LTD.

             STATEMENT OF CHANGES IN SHAREHOLDER'S EQUITY (DEFICIT)

                August 11, 1997 (inception) through June 30, 1998


                                                   Preferred Stock               Common Stock          Additional
                                              ------------------------   --------------------------       Paid-in
                                                 Shares       Amount        Shares         Amount         Capital
                                              ----------   -----------   -----------    -----------    -----------
Balance, August 11, 1997 (inception) ......           --   $        --            --    $        --    $        --

Net loss for the period ended
   December 31, 1997 ......................           --            --            --             --             --
                                              ----------   -----------   -----------    -----------    -----------
      BALANCE, DECEMBER 31, 1997 ..........           --            --            --             --             --

Shares issued to officers for cash (Note E)           --            --     6,000,000          6,000          9,000

Shares issued in common stock offering,
     Less $3125 of offering costs (Note E)            --            --       181,756            182        910,883

Repurchase of shares, subsequently
     Cancelled (Note E) ...................           --            --    (2,080,000)        (2,080)      (402,920)

Shares issued to an officer and two
     Directors for services (Note B) ......           --            --       300,000            300             --

Dividends distributed in cash .............           --            --            --             --             --

Common stock dividends distributions ......           --            --         1,082              1          5,408

Net loss for the six months ended
    June 30,1998 ..........................           --            --            --             --             --
                                              ----------   -----------   -----------    -----------    -----------
                                                      --   $        --     4,402,838    $     4,403    $   522,371
                                              ----------   -----------   -----------    -----------    -----------

                                                                 Total
                                                             Shareholders'
                                                Retained         Equity
                                                 Deficit        (Deficit)
                                              -----------    -----------
Balance, August 11, 1997 (inception) ......   $        --    $        --

Net loss for the period ended
   December 31, 1997 ......................        (3,264)        (3,264)
                                              -----------    -----------
      BALANCE, DECEMBER 31, 1997 ..........        (3,264)        (3,264)

Shares issued to officers for cash (Note E)            --         15,000

Shares issued in common stock offering,
     Less $3125 of offering costs (Note E)             --        911,065

Repurchase of shares, subsequently
     Cancelled (Note E) ...................            --       (405,000)

Shares issued to an officer and two
     Directors for services (Note B) ......            --            300

Dividends distributed in cash .............       (19,591)       (19,591)

Common stock dividends distributions ......        (5,409)            --

Net loss for the six months ended
    June 30,1998 ..........................       (28,849)       (28,849)
                                              -----------    -----------
                                              $   (57,113)   $   469,661
                                              -----------    -----------

          See accompanying summary of significant accounting policies and notes to the financial statements.

                            MULTI-SOURCE CAPITAL LTD.

                            STATEMENTS OF CASH FLOWS

                                                                        August 11, 1997
                                                           For the six      For the
                                                          Months ended   Period ended
                                                            June 30,     December 31,
                                                              1998           1997
                                                          ------------  ---------------
OPERATING ACTIVITIES
     Net loss .........................................   $   (24,849)   $    (3,264)

     Transactions not requiring cash:
        Depreciation ..................................           634             --
        Unrealized losses on marketable securities, net        93,958             --
        Common Stock dividends distributed (Note E) ...        (5,410)            --
        Stock issued for services (Note B) ............           300             --

    Changes in current assets and current liabilities:
        Accounts payable and other current liabilities         24,017          3,264
        Purchases of marketable securities ............    (9,889,545)            --
        Proceeds from the sale of marketable securities     9,665,845             --
                                                          -----------    -----------
          NET CASH (USED IN)
            OPERATING ACTIVITIES ......................      (139,050)            --
                                                          -----------    -----------
INVESTING ACTIVITIES
    Purchases of equipment ............................         (9541)            --
                                                          -----------    -----------
          NET CASH (USED IN)
            INVESTING ACTIVITIES ......................         (9541)            --
                                                          -----------    -----------
FINANCING ACTIVITIES
    Proceeds from the issuance of common stock ........       934,599             --
    Purchase of treasury stock, subsequently cancelled       (405,000)            --
    Distribution of dividends .........................       (19,590)            --
    Payments for offering costs .......................        (3,125             --
                                                          -----------    -----------
          NET CASH PROVIDED BY
          FINANCING ACTIVITIES ........................       506,884             --
                                                          -----------    -----------
          NET INCREASE IN CASH ........................       358,320             --
Cash, beginning of period .............................            --             --
                                                          -----------    -----------
          CASH, END OF PERIOD .........................   $   358,320             --
                                                          -----------    -----------

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for:
    Interest ..........................................   $       255    $        --
                                                          -----------    -----------
    Income Taxes ......................................   $       400    $        --
                                                          -----------    -----------

          See accompanying summary of significant accounting policies and notes to the financial statements.

                           MULTI-SOURCE CAPITAL. LTD.

                   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                                  June 30, 1998

Use of estimates

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, and contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash equivalents

For the purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

Marketable securities

Marketable securities consist of various equity securities and are stated at fair market value as of the balance sheet date. All equity securities are considered "trading" securities under the provisions of SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities". Accordingly, unrealized gains and losses on equity are reflected in the accompanying statement of operations.

Securities transactions

The Company buys and sells securities over the internet for its own account. All securities transactions are recorded on a trade date basis.

Equipment and depreciation

Equipment is recorded at cost and depreciated using the straight-line method over the useful lives of the assets. Beginning at the t5ime the assets are placed into service. As of June 30, 1998, all equipment consisted of computer hardware and software totaling $9,514. Depreciation expense for the period from August 11, 1997 (inception) through December 31, 1997 and the six months ended June 30, 1998 totaled $-0- and $634, respectively.

Upon retirement or disposition of the equipment, the cost and accumulated depreciation are removed from the accounts and any resulting gain or loss is reflected in operations. Repairs and maintenance are charged to expense as incurred and expenditures for additions and improvements are capitalized.

                           MULTI-SOURCE CAPITAL. LTD.

                   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                                  June 30, 1998

Income taxes

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to differences between the recorded book basis and the tax basis of assets and liabilities for financial and income tax reporting. The deferred tax assets and liabilities represent the future tax return consequences of those differences, which will either be taxable or deductible with the assets and liabilities are recovered or settled. Deferred taxes are also recognized for operating losses that are available to offset future taxable income and tax credits that are available to offset future federal income taxes.

Earnings/(loss) per share

The Company reports earnings per share using a dual presentation of basic and diluted earnings per share. Basic earnings per share excludes the impact of common stock equivalents. Diluted earnings per share utilize the average market price per share when applying the treasury stock method in determining common stock equivalents. However, the Company has a simple capital structure for the period presented and, therefore, there is no variance between the basic and diluted earnings per share.

Comprehensive income

In June 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting, Standard No. 130, "Reporting Comprehensive Income" (SFAS
130). SFAS 130 establishes standards for the reporting and display of comprehensive income and its components (revenues, expenses, gains, and losses) in a full set of general-purpose financial statements. Specifically, SFAS 130 requires that all items that meet the definition of components of comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements. However, SFAS 130 does not specify when to recognize or how to measure the items that make up comprehensive income SFAS 130 is effective for years beginning after December 15, 1997, and early application is permitted. SFAS 130 requires reclassification of financial statements for all periods presented for comprehensive purposes. The Company's marketable securities are classified as trading and unrealized gains and losses are recognized in the statement of operations; accordingly, the adoption of SFAS 130 does not have a material effect on the Company's financial statements.

                           MULTI-SOURCE CAPITAL. LTD.

                          NOTES TO FINANCIAL STATEMENTS

                                  June 30, 1998

Note A: Background

Multi-Source Capital Ltd. (the "Company") was incorporated under the laws of Colorado on August 11, 1997. The Company was organized to carry on any lawful business pursuant to the Colorado Business Corporation Act. The Company's planned principal operations include investment banking, exploring import/export and manufacturing opportunities, and trading for own account in the stock and commodities markets.

The principal activities since inception have included organizational matters, the sale and issuance of shares of its $.001 par value common stock and securities trading for own account.

Note B: Related party transactions

The Company rented office space from an affiliate for all periods presented. During the period from August 11, 1997 (inception) through December 31, 1997 and the six months ended June 30, 1998, the Company incurred rent expense of $1,832 and $8,843, respectively. At December 31, 1997 and June 30, 1998, the Company owed affiliate $1,832 and $-0-, respectively, for accrued rent.

On April 12, 1998, the Company issued a total of 300,000 shares of the Company's $.001 par value common stock to an officer and two directors of the Company in exchange for services provided to the Company. The transaction was recorded at the fair value of the services rendered, as determined by management, which totaled $300. The $300 is included in the accompanying financial statements as compensation.

During the six months ended June 30, 1998, the Company paid $25,000 to an affiliate company for consulting services in the areas of securities trading, public relations, and investor relations. The $25,000 is included in the accompanying financial statements as consulting, related party.

During the six months ended June 30, 1998, the Company acquired 27,000 common shares of an affiliated company at a cost of $54,000. At June 30, 1998, the shares were valued at zero, resulting in a $54,000 unrealized loss.

Note C: Marketable securities

Marketable securities consisted of the following at June 30, 1998:

                                                                        Market
                                                             Cost        Value
                                                             -------------------
                  Equity securities .......................  $223,700   $129,742
                                                             -------------------

                            MULTI-SOURCE CAPITAL LTD.

                          NOTES TO FINANCIAL STATEMENTS

                                  June 30, 1998

Note C: Marketable Securities, continued

Following is a summary of investment earnings recognized in income during the six months ended June 30, 1998:

            TRADING SECURITIES
              Realized gains ........................     $ 199,937
              Realized losses .......................       (52,226)
                                                          ---------
                 Realized gains, net ................       147,711
                                                          ---------

              Unrealized gains ......................     $   3,750
              Unrealized losses .....................       (97,708)
                                                          ---------
                 Unrealized losses, net .............       (93,958)
                                                          ---------
              GAIN ON TRADING SECURITIES, NET .......     $  53,753
                                                          ---------

Note D: Income Taxes

A reconciliation of the U.S. statutory federal income tax rate to the effective rate is as follows:

                                                      June 30,  December 31,
                                                        1998        1997
                                                      --------  ------------
            U.S. federal statutory graduated rate .   $ (1,904)   $   (490)
            State income tax rate,
              Net of federal benefit ..............       (746)       (139)
            Unrealized investment losses, net .....     22,371          --
            Permanent differences .................         58          --
            Net operating loss carryforward .......       (738)        629
                                                      --------    --------
                                                      $ 19,041    $     --
                                                      --------    --------

At December 31, 1997, deferred taxes consisted of a net tax asset due to operating loss carryforwards of $3.264, which was fully allowed for in the valuation allowance of $3,264. The valuation allowance offsets the net deferred tax asset for which there is no assurance of recovery.

The change in the valuation allowance for the six months ended June 30,1998 was $22,119, which increased the valuation allowance to $25,383. The increase in the valuation allowance was due to the deferred tax asset related to the net unrealized losses.

                            MULTI-SOURCE CAPITAL LTD.

                          NOTES TO FINANCIAL STATEMENTS

                                  June 30, 1998

Note E: Shareholders' equity (deficit)

Common stock sales

During the six months ended June 30, 1998, the Company offered for sale 200,000 shares of its $.001 par value common stock for $5.00 per share pursuant to Rule 504 of Regulation D of the Securities Act of 1933, as amended (the "Act"). The Company sold 182,838 shares for net proceeds of $911,064 after deducting offering costs of $3,125.

An additional 6,000,000 shares of common shares of common stock were issued to two officers and an affiliate company at $.0025 per share for total proceeds of $15,000. These shares are "restricted securities" and may be sold only in compliance with Rule 144 of the Act.

During the six months ended June 30, 1998, the Company repurchased 2,080,000 shares of outstanding common stock. 2,000,000 shares were repurchased from a former officer at .0025 per share ($5,000) and 80,000 shares were repurchased from shareholders in the common stock offering at $5.00 per share ($400,000). No gains or losses occurred through the repurchases. All repurchased shares were subsequently cancelled.

Dividend distributions

During the six months ended June 30, 1998, the Board of Directors declared a dividend for shareholders of record at March 31, 1998 in the amount of$25,000. $5,410 of the dividend was distributed to shareholders through the issuance of 1,082 shares of the Company's common stock. The Company owed dividends totaling $3,967 as of June 30, 1998.

Note F: Subsequent Events

On July 15, 1998, the Board of Directors approved the issuance of 6,800 shares of the Company's common stock in exchange for consulting services provided by an affiliated company valued at $34,000. The affiliate provided consulting services in the areas of securities trading, public relations, and investor relations.

On July 15, 1998, the Board of Directors declared a cash dividend for shareholders of record as of June 30, 1998. The total amount of dividends distributed totaled $34,277.